Commitments	12 Months Ended
Dec. 31, 2020
Disclosure of commitments [Abstract]
Commitments
Note 32 - Commitments

A.	The Group has commitments regarding the license it was granted in 1994, including:

1.	Not to pledge any of the assets used to execute the license without the advance consent of the Ministry of Communications.

2.
The Company's shareholders' joint equity, combined with the Company's equity, shall not amount to less than US$ 200 million. Regarding this stipulation, a shareholder holding less than 10% of the rights to the Company's equity is not taken into account.

As of the date of singing the financial statements the Group is in compliance with the above conditions.

B.
As at December 31, 2020, the Group has commitments to purchase equipment for the communications networks, end user equipment, systems and software maintenance, and content and related services, in a total amount of approximately NIS 376 million.

C.	The Group has 2 agreements for purchase of rights of use (IRU):

1.
Rights of use in communication lines to the global internet: The Group engaged in several agreements for the purchase of indefeasible rights of use (IRU) in certain communication capacities in communication lines connecting the Israeli internet to the global internet, as well as maintenance and operation services in connection with the foregoing communication lines. The agreement period in connection with most of the capacity is until May 2032. The balance of the liability from all of the existing agreements as of December 31, 2020, is ILS 27 million.

2.	Rights of use in IBC’s optic fiber infrastructure, for addition details see Section G of this note.

D.
The Company’s network sharing agreements: (1) the 4G network sharing and 2G and 3G hosting services agreement with Xfone (which commenced operations in the cellular market in April 2018) (the “Xfone Agreement” or “Sharing Agreement”), (2) the 3G and 4G network sharing and 2G hosting services agreement with Golan that took effect in April 2017 and terminated with the completion of Golan’s acquisition at the end of August 2020 as detailed in Note 7 above, and (3) an agreement combining relevant 4G network sharing arrangements determined in the Xfone Agreement and in the Golan agreement into one trilateral agreement (the “Trilateral Agreement”), that took effect in March 2018 with the completion of the Golan Acquisition in the end of August 2020, as detailed above.

The Sharing Agreement with Xfone set the terms under which the shared 4G network will operate, the terms under which hosting services for the 2G and 3G networks will be provided, and also determines, inter alia, the following terms:

1.
Regulating usage of the parties’ relevant frequencies, possession of the active radio equipment of the shared network, regulation of future investments in the active radio equipment of the shared network, regulating the indefeasible right of use (IRU) in such equipment of each sharing party toward the other sharing party and granting an indefeasible right of use (IRU) from the Group to Xfone in the passive infrastructure of the shared network, regulating services to be provided by the Group to the shared corporation as a subcontractor and certain arrangements for the separation of the parties and adding another sharing party.

2.
The agreement is for a term of ten years, and will be extended for additional periods, unless either party notifies otherwise. In addition to causes for terminating the agreement due to its fundamental breach, Xfone may terminate the agreement with it by prior written notice, if it decides to cease operating in the cellular market in Israel.

3.
The annual consideration to be received by the Group in the period of the Sharing Agreement with Xfone includes three components: (1) a payment for IRU in the passive components of the shared network, (2) payment for Xfone’s part in the cost of the active components of the shared network, prior to the Sharing Agreement and its part in the cost of active components purchased for the shared network starting from the entry into effect of the Sharing Agreement and (3) payment for participation in the current operation costs of the shared network and the Group’s 2G and 3G networks, depending on the number of Xfone subscribers and their use of the shared network and the Group’s 2G and 3G networks. However, beginning April 2018, for a period of up to 5 years, Xfone will be entitled to replace its payments for the indefeasible right of use (IRU) for the passive elements of the shared network and its share of the current operating costs of the network and the Group’s 2G and 3G networks, with a monthly payment based on the number of subscribers, that in any case will be no less than certain minimum annual amounts ranging between ILS 20 million in the first year and ILS 110 million in the fifth year.

4.
In November 2020, Xfone ceased from performing part of the payments to the Group pursuant to the Sharing Agreement. As of the date of the statements, Xfone has not paid the Group a part of the monthly consideration for August - December 2020. Xfone has raised several arguments regarding its unwillingness to pay the Company the consideration set forth in the Sharing Agreement. Thus, Xfone argued that Golan’s acquisition by the Company and making it a MVNO (while cancelling the Cellular License and terminating the Trilateral Agreement) constitutes a violation of the agreements with it, and on January 31, 2021, it informed the Company of the cancellation of the agreements, arguing for their fundamental breach by the Company as foregoing. The Company rejects absolutely Xfone’s Sharing Agreement cancellation notice and arguments, which in the Company’s management’s opinion were made with the purpose of changing the terms of the Sharing Agreement. On February 8, 2021, the Company filed a claim for enforcing the Sharing Agreement, including payment of Xfone’s debts until the claim’s filing date (in the amount of ILS 34 million) against Xfone and its controlling shareholder, Mr. Hezi Bezalel,, as well as a motion for a temporary injunction prohibiting Xfone from executing the execution of the agreement or engaging in an agreement that contradicts the Sharing Agreement with the Company, and a motion for a temporary foreclosure order for amounts belonging to Xfone, up to an amount of ILS 34 million. An ex-parte temporary foreclosure order was granted on the same day and expanded on February 24, 2021, to also include funds in the possession of Xfone’s parent company (Xfone 018 Ltd.). On March 3, 2021, the claim was amended to also include the parent company as an additional defendant.

On February 17, 2021, it was agreement, with the court’s recommendation with respect to the Company’s motion for a temporary injunction, with each party reserving all its arguments, that in the period until March 17, 2021, Xfone shall not engage in any contradictory agreement, the Company shall continue to charge Xfone by the same commercial terms as it had practiced thus far, and Xfone would pay the payment for the services it receives in this period; in this period, the parties shall conduct discussions through a mediator, and on March 17, 2021, they shall notify the court whether to hand down a decision on the motion, or to suspend it for an additional period of time. These agreements were validated by a court decision. Xfone did not pay the monthly payment that was supposed to pay for December 2020.

E.	Collective employment agreements:

In July 2018, the Company engaged in a collective bargaining agreement with the Company’s workers’ committee and the Histadrut federal of labor for a three-year period, until the end of 2020 (the “2018 Agreement”).

In May 2019, the Group, the workers’ representatives and the Histadrut engaged in a new collective bargaining agreement (the “2019 Agreement”), amending the 2018 Agreement, according to which: the salary increase for 2019 shall be cancelled; the salary increase for 2020 shall be postponed by at least 15 months, until meeting a certain condition; the workers’ welfare budget shall be reduced; and the Group shall grant eligible employees options and restricted share units, or RSUs, as well as RSUs to the workers’ association. The 2019 Agreement includes certain additional arrangements referring to the relationship between the Company and the workers’ representatives.

In February 2020, the parties engaged in a new collective bargaining agreement (the “2020 Agreement”), pursuant to which, inter alia: (1) 450 employees will voluntarily retire; (2) the Group shall grant eligible employees options and RSUs in three installments, subject to meeting certain conditions; (3) the employees shall be entitled to propose a candidate for service as a director on the Company’s board (who shall be appointed for this position after receiving the approval of the Company’s competent organs).

The Group is conducting negotiations with the workers’ committee on a new collective bargaining agreement.

F.	Investment agreements in IBC:

In July 2019, the Company completed the investment transaction in IBC (the “Transaction”).    The Transaction comprises several agreements, the principal ones being as follows:

1.
Partnership Agreements - The Group and IIF entered into agreements for the establishment of a limited partnership, jointly owned in equal parts, that will acquire 70% of the share capital of IBC (the “Purchaser” or the “IBC Partnership”). The Partnership Agreements contain an undertaking for an additional investment of up to ILS 200 million by both the Company and IIF, pro rata to their holdings in the Purchaser, over a period of 3 years (the Group has met its full obligation as foregoing) and certain arrangements regarding a party's failure to invest its share as foregoing and regarding deadlock situations. In March 2020, IBC engaged in an agreement with an Israeli financing institution for the provision of a credit facility. For further details, see Note 8.

2.
Share Purchase Agreement (SPA) - The Purchaser, IBC, Israeli Electric Corporation (“IEC”) and the other shareholders and main creditors of IBC entered an agreement for the purchase of 70% of IBC's issued and outstanding share capital, through investment by the Purchaser in IBC, for a total amount of approximately ILS 110 million (of which the Group paid half) (the "Consideration"), the majority of which given in the form of a shareholders' loan (the loans include an interest between 4% to 6% above the most senior debt). The other 30% of IBC's issued and outstanding share capital will be held by IEC.

3.
Shareholders Agreement - The Purchaser and IEC (holding 70% and 30% of IBC's share capital, respectively) entered into a shareholders agreement. The agreement regulates the management of IBC, including certain arrangements regarding funding of IBC and dilution (and anti-dilution in certain circumstances) of shareholders that do not participate in financing.

4.
IRU Agreement - The Group and IBC engaged in an agreement in the framework of which the Group acquired indefeasible rights of use (IRU) in 10-15% (the Group’s undertaking was 15% until the completion of Hot’s investment transaction in IBC, and currently it is 10%) of customers’ houses connected to IBC’s fiber optics, as shall be deployed by IBC in the next 15 years (including an extension option for additional periods at no additional consideration other than annual maintenance payments).  The IRU consideration is subject to actual deployment to customers’ houses by IBC and shall be paid in 36 quarterly installations (9 years), in addition to annual maintenance payments. To ensure the payment in this agreement, the Company provided a bank guarantee in the amount of approximately ILS 70 million. This guarantee is expected to decrease after the completion of the IBC-Hot transaction, as detailed below.

5.
IEC Services Agreement - The IEC Services Agreement includes updated and improved pricing and arrangements for IBC's exclusive right to deploy its fiber-optics over the IEC's electricity network and other services provided by IEC to IBC in relation thereof.

6.
In addition, in July 2019, the Group and IBC completed the transaction for the sale of the Company's independent fiber-optic infrastructure in residential areas to IBC, in consideration for the amount of approximately ILS 180 million. The IRU Agreement, including the Group’s obligation to purchase indefeasible right of use in a certain percentage of households in buildings connected to IBC’s fiber-optic infrastructure (as detailed above) also applies to the infrastructure purchased from the Company.

7.
In September 2020, the Group engaged, together with IIF, in investment agreements with Hot Cable Communication Systems Ltd. (together with entities related to it) (“Hot”) in IBC. In addition to standard, customary terms, the transaction includes an obligation to significantly increase the deployment of IBC’s fiber-optic cable network in upcoming years, and most of the following:

A.
Investment agreements - between the IBC Partnership and Hot, in the framework of which Hot will become an equal partner in the IBC Partnership (so that each of the partners shall indirectly hold 23.3% of IBC’s share capital), by performing an investment that is materially identical to the investment performed by each of the Group and IIF, by the transaction completion date. In addition, the investment agreements include additional corporate governance rights and other mechanisms.

B.	An agreement for purchasing IRU in IBC’s fiber-optic infrastructure - between IBC and Hot, in the framework of which Hot undertakes to purchase indefeasible rights of use in IBC’s fiber-optic network.

C.	Service agreements - between IBC and Hot, in the framework of which IBC undertakes to purchase certain services from Hot and is permitted to purchase additional services.

D.	IBC also undertakes to continue purchasing from the Group certain services that are provided to it by the Group, beyond the completion date.

In February  2021, the transaction was completed, after receiving the required regulatory approvals. The Ministry of Communication’s approval of the transaction included amendments to IBC’s license, including an obligation to deploy the network so that 1.7 million households will have access to the network after 5 years, which reflects in general the contractual agreements in the transaction, as foregoing, and also to provide a shelf proposal for every operator desiring to purchase its services.